                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                ---------------


Date of Report (Date of earliest event reported):  May 16, 1997



                                USX Corporation
           --------------------------------------------------------
           (Exact name of registration as specified in its charter)


   Delaware                         1-5153                       25-0996816
---------------                  ------------                -------------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation



    600 Grant Street, Pittsburgh, PA                             15219-4776
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


                                (412) 433-1121
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)
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Item 5. Other Events.
        ------------

        On May 16, 1997, USX Corporation announced the expiration of its offer to exchange 6.75% Convertible Preferred Securities of USX Capital Trust I for its 6.50% Cumulative Convertible Preferred Stock. A registration statement relating to this offer under the Securities Act of 1933 (Form S-4, File No. 333-23291) became effective on March 27, 1997, and the offer commenced on March
31. The offer expired at midnight on May 15, 1997. A total of 3,937,163 shares of the 6.50% Preferred were properly tendered and accepted for exchange. The purpose of this report is to file the executed Dealer Manager Agreement, and the Multi-Series Indenture, First Supplemental Indenture, and Amended and Restated Declaration of Trust relating to the 6.75% Preferred Securities.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c) Exhibits

            1.1) Dealer Manager Agreement.

            4.3) Multi-Series Indenture, between the Company and The Bank of New
                 York, as trustee.

            4.4) First Supplemental Indenture, between the Company and The Bank of New York, as trustee.

            4.6) Amended and Restated Declaration of Trust of the Trust,
                 including form of Trust Convertible Preferred Security.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       USX CORPORATION


                                       By  /s/ Kenneth L. Matheny
                                         ----------------------------------
                                            Kenneth L. Matheny
                                            Vice President & Comptroller

Dated:  May 23, 1997

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